12 - J u l - 2 0 1 3
Independent Bank Corp. (Massachusetts)
( I N D B ) Q2 2013 Earnings Call

CORPORATE P ARTICIPANTS

Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

Robert D. Cozzone
Treasurer & Senior Vice President, Independent Bank Corp. (Massachusetts)

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OTHER PARTICIPANTS

Mark Fitzgibbon
Analyst, Sandler O'Neill & Partners LP

Matthew Kelley
Analyst, Sterne, Agee & Leach, Inc.

David W. Darst
Analyst, Guggenheim Securities LLC
Collyn B. Gilbert
Analyst, Keefe, Bruyette & Woods, Inc.

Bernard R. Horn
Founder, President & Portfolio Manager, Polaris Capital Management
LLC

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MANAGEMENT DISCUSSION
SECT ION

Operator: Good morning and welcome to the Independent Bank Corp.'s Second Quarter 2013 Earnings Call. All participants will be in listen-only mode. [Operator Instructions] After today's presentation, there will be an opportunity to ask questions. [Operator Instructions]

This call may contain forward-looking statements with respect to the financial condition, results of operations and business of Independent Bank Corp. Actual results may be different. Independent Bank Corp. cautions you against unduly relying upon any forward-looking statements and disclaims any intent to update publicly any forward-looking statements, whether in response to new information, future events or otherwise. Please note this event is being recorded.

I would now like to turn the conference over to Christopher Oddleifson. Please go ahead.
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

Good morning, everyone, and thank you for joining us today. Unfortunately, our CFO, Denis Sheahan could not be with us today, as he had to travel unexpectedly to Ireland to attend to a family illness, filling in capably for Denis is our Treasurer, Rob Cozzone. It's business as usual for us in the second quarter and that is a good thing. Our Rockland Trust story continues to be marked by strong origination volumes, deepening of customer relationships, growing recognition of our brand and adherence to discipline as the competitive environment heats up.

Core earnings in the second quarter totaled $13.2 million, or $0.58 per share. Once again, fundamentals led the way. Commercial lending remains a pillar of strength for us with the portfolio growing at a double -digit annualized rate again in the second quarter.

The C&I sector has been especially strong for us. Deal flow in the commercial real estate side, the CRE side, has been good as well and the commercial pipeline continues to build nicely. Competition for credits are steadily ratcheting up, especially for the smaller credits by smaller banks anxiously seeking growth. We've been able to counter this pretty successfully thus far, but we'll keep a watchful eye on trends here.

As before, total loan growth was muted by heavy refinancing volumes that persist in the resi mortgage space combined with own practice of selling a high percentage of originations in the secondary markets.

Deposits grew sharply in Q2 and continue to serve as a low cost funding source. Core deposits have now risen to
85% of total deposits. The cost of total deposits declined further, helping us to mitigate the strong pressure on earning asset yields from the low rate environment. Fee revenues were up nicely in Q2 as strength in the investment management and deposit-related services more than compensated for the expected decline in mortgage banking revenues.

The balance sheet remains in very good stead. Capital levels continue to be solid, tangible book value is steadily rising. Our credit picture is an excellent one with comparably low charge-offs and nonperforming levels. And we'll also continue to prudently add to loan loss reserves in line with our portfolio growth and the value we place on maintaining a strong balance sheet. This reinforces the quality of our earnings performance. So all in all, another solid quarter and we'll continue to stay focused on generating organic growth.

I should say that, nonetheless, we are mindful of the relentless pressure on interest margins facing our industry along with the ongoing uncertainty from all of the vagaries of the economy and Beltway politics. So we continue to remain well grounded in our assumptions and, as such, are increasingly attentive to overall expense levels. Now we are taking an intelligent approach that balances ongoing investing in our franchise with efficiencies in other parts of the Company. I think this is evidenced by the flat expense levels you saw in Q2.

These select investments are absolutely critical to sustaining future growth in our competitively advantaged businesses. Recent growth initiatives in our commercial businesses for example, have proven quite successful. So we continue to add senior talent to our high priority investment management and middle market lending units as a way to spur new business development.

We're also about to open our first office in Boston, in the financial district, that will be staffed by senior investment management and commercial lending team members, and we're expecting good things here. The other notable development in Q2 was reaching our definitive agreement to acquire Mayflower Bancorp, a profitable, well-managed institution with an excellent deposit base and strong credit quality. This is a financially attractive in-market acquisition that further strengthens our number one position in a key local market. It builds franchise value in the attractive Southeast Mass footprint and provides valuable low cost liquidity by adding approximately
$235 million in deposits.

We are well along in our integration planning efforts and continue to expect a Q4 closing. We bring a great deal of confidence to this combination given our recent success in assimilating Central Bancorp with its 10 branches and over $300 million in deposits in the Greater Boston market.

Central has fully converted to our operating systems within three months of closing, and with the extensive training of branch staff and managers to the Rockland Trust way was conducted, our sales production volumes have notably risen in these acquired branches, and we have achieved all our cost reduction targets.

The fact is that despite all the advances in technologies, our business is still very much a people business. We place a tremendous value on our employee base, training, motivating, empowering them. We have a phrase here, Where Each Relationship Matters, and it's more than just a marketing slogan, but it's a beacon that really guides our colleagues to win customers' hearts and minds in the marketplace. And we're certainly very grateful to all of them and the hard work and devotion.

That concludes my brief comments. Now I'll turn it over to Rob. Rob?
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Robert D. Cozzone
Treasurer & Senior Vice President, Independent Bank Corp. (Massachusetts)

Thank you, Chris, and good morning. I'll now review our earnings release in more detail. Independent Bank Corp. reported net income of $12.8 million and GAAP diluted earnings per share of $0.56 in the second quarter of 2013. This compared to net income of $12.3 million and diluted earnings per share of $0.54 in the first quarter. Both quarters included M&A charges and the first quarter included severance associated with the outsourcing of the Bank's mortgage operations as previously discussed.

Excluding these items diluted earnings -per share on an operating basis was $0.58 in both quarters. Year-over-year diluted earnings per share on operating basis improved by 35%, as the prior year quarter was negatively impacted by an isolated loan fraud.

I'll now speak to some key items for the quarter. As anticipated, with healthier pipelines, strong commercial loan growth resumed in the second quarter. The C&I category was up almost 23% annualized during the quarter, and total commercial including C&I increased at an 11.2% annualized rate during the quarter. Also, the approved pipeline ended the quarter at a year-to-date high of $260 million. However, aggressive competitive pricing, especially from smaller institutions went unabated during the quarter. The seemingly irrational pricing at times and our strict discipline is resulting in lower pull-through rates and higher payoffs.

In addition, our consumer real estate portfolios continued to experience declines in the second quarter as refinancing activity lingered. With the recent and significant increase in mortgage rates this refinancing activity should diminish as we head in to the second half of the year. The combined results of these loan portfolios changes are just under 1% growth in total loans for the quarter.

As Chris mentioned, core deposit growth was particularly strong in the quarter. Demand deposits increased 7% on un-annualized and savings and interest checking increased 5%. As we mentioned in the first quarter, advertising ramps up in the second quarter and we benefit from some seasonal flows. This core growth contributed to a total cost of deposits of only 23 basis points for the quarter. In addition, our total cost of funds declined 2 basis points to 46 basis points for the quarter.

Asset quality trends remained strong and importantly, realized and expected losses are very low at only 18 basis points annualized. Higher net charge-offs and improved loan growth led the higher provisioning levels for the quarter as we prudently added to reserves. Nonperforming assets increased $1 million to $48 million in the quarter, with declines in OREO being offset by an increase in home equity nonperforming.

Importantly, the increase in home equity is being driven by borrowers that are current with us but have delinquent first positions at other institutions. You will recall that there was clarified guidance issued by the regulatory bodies on this topic in 2012. In fact, our total delinquency for home equity loans and lines at June 30 is only $3.8 million as compared to $10 million of nonperforming home equity loans and lines. As stated in the first quarter, we continue to feel really good about the state of our credit profile and our credit quality outlook for the year has actually improved, which I'll touch on shortly.

The net interest margin was only down 1 basis point during the quarter, as it benefited slightly from purchase accounting adjustments as well as an improved balance sheet mix. We continue to expect it to drift slightly lower from here. However, the increase in market rates, combined with our asset sensitivity, should provide modest relief for the remainder of the year. Should the increasing rates hold, next year's net interest income, assuming a static balance sheet, is expected to improve by 2% to 2.5%.

And although there are many interest rate scenarios that could potentially play out, we are fundamentally positioned for rising rates.

Noninterest income increased by 6% quarter-over-quarter and represented 27% of total revenue. Our continued focus on core checking accounts, both business and personal, has resulted in strong growth in interchange revenue, and the increase in commercial loan business has led to increased loan level derivative income. The noninterest income category also benefit from seasonal tax preparation fees in the quarter. Offsetting these improvements was an interest rate driven reduction in mortgage banking income.

Noninterest expense on an operating basis was essentially flat for the quarter as decreases in salaries and benefits and snow removal were offset by increases in advertising and mortgage outsourcing.

As a reminder, in the fourth quarter of 2012, we outsourced our mortgage operations in an effort to stabilize our cost per unit while taking advantage of improved technology and compliance effectiveness. A decision we expect to pay off as rates rise. This increase in mortgage outsourcing expense is offset by a decrease reflected in salaries and benefits in contract labor.

As mentioned on the first quarter call, the Central Bank integration is well underway and we have already exceeded our cost savings objectives. We are now focused on capitalizing on the substantial opportunities the new market presents. As we do this, we are methodically planning for the Mayflower Bancorp integration, the regulatory application process is on track and, as Chris mentioned, we expect to close on the transaction during the fourth quarter. The acquisition of Mayflower will strengthen our position in a key market and provide liquidity to fuel future growth.

I will now provide updated earnings guidance for the remainder of the year. Please keep in mind that this guidance does not include the impact of the Mayflower Bancorp acquisition, which, aside from M&A costs, should be minimal in 2013.

At our last conference call, we confirmed our operating diluted earnings per share performance guidance for this year of between $2.28 to $2.38, which equates to 6% to 10% EPS growth. We continue to expect that performance. However, now that we are halfway through the year, we can provide some more clarity. First, with 15 basis points of charge-offs or $3.3 million year-to-date, we now expect to be slightly lower than the original range of $10 million to $14 million provided. Second, given competition, primarily from smaller less disciplined financial institutions, we now expect total loan growth to be lower than the originally guided 4% to 5% and closer to the 1% to 2% experienced in the first half.

These two factors will lead to lower provisioning expense and lower net interest income for the year. The remainder of the full year guidance is essentially the same. We are fortunate to operate a terrific franchise in great markets and look forward to achieving the EPS growth expected for this year.

That concludes my comments. Chris?
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

Great. Thank you, Rob. Chad, we're ready for some questions.
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QUESTION AND ANSWER SECTION

Operator: Certainly. We will now begin the question-and-answer session. [Operator Instructions] Our first question today comes from Mark Fitzgibbon with Sandler O'Neill. Please go ahead.
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Mark Fitzgibbon
Analyst, Sandler O'Neill & Partners LP

Hey, guys. Good morning.

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Robert D. Cozzone
Treasurer & Senior Vice President, Independent Bank Corp. (Massachusetts)

Hey, Mark.
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Mark Fitzgibbon
Analyst, Sandler O'Neill & Partners LP

I wondered if you could share with us the size of your loan pipelines at present?
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Robert D. Cozzone
Treasurer & Senior Vice President, Independent Bank Corp. (Massachusetts)

Yeah, Mark. The commercial loan pipeline, the approved pipeline that is, is at $260 million, which is the highest it's been year-to-date. Our residential pipeline is at about $70 million which is actually pretty close to where it ended last quarter.
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Mark Fitzgibbon
Analyst, Sandler O'Neill & Partners LP

Okay. Great. And then secondly, your efficiency ratio is around 68% and I know you've got some noise in there from acquisitions and somewhat higher costs related to your fee-based businesses, but do you have a target that you're driving toward over time?
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

Mark. This is Chris. I think we'd like to be, over time, and this is not any sort of forecast -in the lower 60%s. We don't anticipate ever getting into the 50%s given the nature of our branch network. But rather than managing to an efficiency ratio per se, we are managing to overall shareholder value creation, and we're balancing sort of explicit expenses and are not providing a return immediately, but will provide a return in the future. For example, this Boston office we're opening up, and the additional expense we're incurring on business development.

we have done in the past a lot of consolidation and efficiency work. And we continue to do that throughout the Company, but to give you, say, we will achieve x percent by x date, I don't want to put a number like that out there.
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Mark Fitzgibbon
Analyst, Sandler O'Neill & Partners LP

Okay. And then, Rob, just to clarify on your point about the loan loss provision in the second half of the year. I think your provision in the first half of the year was $4.4 million. Should we assume that it's going to be lower than that in the second half of the year, based on your comments on asset quality?
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Robert D. Cozzone
Treasurer & Senior Vice President, Independent Bank Corp. (Massachusetts)

No. I wouldn't assume that it would be lower, Mark. It's going to be lower than our original guidance, which was
$10 million to $14 million, but should be fairly consistent with this quarter.
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Mark Fitzgibbon
Analyst, Sandler O'Neill & Partners LP

Okay. And then the last question. Chris, I wondered if you could just share with us what you're seeing out there on the M&A front. You've been successful recently in doing a few small bank acquisitions. Do you sense that there are a lot of other transactions out there and are you optimistic on your ability to do more in the coming quarters?
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

Mark, you know how I can and cannot answer that question. But- I'll make this observation, that the number of publicly traded firms in our area over the last decade has diminished pretty dramatically. So now there's just a handful of independent kind of stock-traded banks, making the M&A sort of more of a, what I'd call, a random event rather than any sort of trend. So we could see some or we could not. I mean it sort of depends. it depends on the mood of the board, their boards. I guess the important thing is that we're a proven successful acquirer, integrator. We deliver what we say we deliver to the acquiree shareholders. And we hope that when boards decide they'd like to look at the strategic options, we will be on the short consideration list.
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Mark Fitzgibbon
Analyst, Sandler O'Neill & Partners LP

Thank you.
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

Yeah. You're welcome.
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Operator: Thank you. Our next question comes from Matthew Kelley with Sterne, Agee.
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Matthew Kelley
Analyst, Sterne, Agee & Leach, Inc.

Yeah. Hi, guys. I was wondering if you could just talk about how much you've seen commercial loan yields improve, particularly what's on the pipeline yield for commercial real estate. I think that's the area that most have been anticipating, obviously, a pretty significant improvement in yields given the uptick in rates. What have you seen?
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Robert D. Cozzone
Treasurer & Senior Vice President, Independent Bank Corp. (Massachusetts)

Well, Matt, we typically don't get into specific pricing as we think that can cause a threat competitively. I will tell you that, as we mentioned, we're not seeing the smaller institutions in our footprint react to the increase in rates yet, especially in regard to commercial loans which is why we're finding it more difficult to get some of these loans to closing. The smaller institutions are extremely competitive and they seem to be less inclined to adjust their rates when market rates increase.
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

And the five year's, gone from what, 60...
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Robert D. Cozzone
Treasurer & Senior Vice President, Independent Bank Corp. (Massachusetts)

Five year's gone from just over 60 basis points to 160 basis points, and the swap has done the same, which is where many of those medium-term commercial real estate deals you would expect to price off of.
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Matthew Kelley
Analyst, Sterne, Agee & Leach, Inc.

Okay.
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Robert D. Cozzone
Treasurer & Senior Vice President, Independent Bank Corp. (Massachusetts)

However, we do expect our new volume yields to gradually increase in commercial.
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Matthew Kelley
Analyst, Sterne, Agee & Leach, Inc.

Okay, got you. And then on your securities portfolio, if the intermediate and longer term parts of the yield curve - the treasury yield curve hold where they are right now, do you think that you can kind of put a bottom here in the securities yield at 260 basis points, 275 basis points?
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Robert D. Cozzone
Treasurer & Senior Vice President, Independent Bank Corp. (Massachusetts)

Yeah, I think that's fair to say.
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Matthew Kelley
Analyst, Sterne, Agee & Leach, Inc.

Okay.
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Robert D. Cozzone
Treasurer & Senior Vice President, Independent Bank Corp. (Massachusetts)

We might see a couple more basis points of decline, but should these yields hold, that should be true.

Matthew Kelley
Analyst, Sterne, Agee & Leach, Inc.

Okay, got you. And then in your mortgage banking business, you said you outsourced that so there'll be a commensurate decline in any type of expenses there, you can kind of - you don't have any issues with negative operating leverages as revenues come down in that business?
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

That's right.
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Matthew Kelley
Analyst, Sterne, Agee & Leach, Inc.

Okay.
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Robert D. Cozzone
Treasurer & Senior Vice President, Independent Bank Corp. (Massachusetts)

We now have minimal fixed expense associated with that operation.
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Matthew Kelley
Analyst, Sterne, Agee & Leach, Inc.

Got you. And what are the pipelines in there for loans originated for sale? What's the outlook and what you're seeing just the last couple of weeks?
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Robert D. Cozzone
Treasurer & Senior Vice President, Independent Bank Corp. (Massachusetts)

Yeah. Obviously, it's down - certainly nationally it's down meaningfully. But just keep in mind, the mortgage production operation contributes very little to our bottom line.
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Matthew Kelley
Analyst, Sterne, Agee & Leach, Inc.

Yeah.
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Robert D. Cozzone
Treasurer & Senior Vice President, Independent Bank Corp. (Massachusetts)

So we are fairly insensitive to what happens with mortgage production, especially now with the outsourcing.
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Matthew Kelley
Analyst, Sterne, Agee & Leach, Inc.

Okay. And last question, just looked through your 10-Q and a parallel shift up 200 basis points results in NII up
3.5% is what you displayed in the March 31 10-Q. What about kind of the type of bear steepener that we're seeing with the long end moving higher, so steeping of the yield curve. How does that impact projected NII? What magnitude of improvement beyond the 3.5% would you expect?
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Robert D. Cozzone
Treasurer & Senior Vice President, Independent Bank Corp. (Massachusetts)

Yeah. I mentioned in my comments that for this year, we wouldn't expect significant improvement as a result of the shift, because obviously it takes time for those cash flows to reprice. But next year, on a static balance sheet, we would anticipate 2% to 2.5%

improvement in net interest income as a result of the shift that has already taken place.
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Matthew Kelley
Analyst, Sterne, Agee & Leach, Inc.

Okay. All right. Thank you.
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Robert D. Cozzone
Treasurer & Senior Vice President, Independent Bank Corp. (Massachusetts)

You're welcome.
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Operator: Our next question comes from David Darst with Guggenheim Securities.
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David W. Darst
Analyst, Guggenheim Securities LLC

Hey, good morning.
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

Good morning, David.
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Robert D. Cozzone
Treasurer & Senior Vice President, Independent Bank Corp. (Massachusetts)

David.
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David W. Darst
Analyst, Guggenheim Securities LLC

Chris, could you maybe talk about a few more items that are on your list to invest in, and kind of how that might impact the cost structure? I guess, marketing was up this quarter, you've talked about the Boston wealth management office, is there anything else or should we think about these as...
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

Yeah. we're adding seasoned commercial lenders. We've added business development in the - folks at the smaller business level. We have a full complement of a very large, relatively speaking, business development group with our Investment Management Group. I think they're about 14 of them all together, which is significant - which has really yielded some great results. We've taken that business from losing money to making a meaningful contribution to the bottom line.

We have been contemplating - and we'll talk to the Boston office, and we're evaluating how to think about our branch network both on the trimming side and the expansion side, and so how do we want to optimize that. There are a few more examples.
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David W. Darst
Analyst, Guggenheim Securities LLC

Okay. Rob, as you're discussing kind of the margin and the steeper curve, you're thinking about just maybe one more quarter of compression before you begin to see a stabilization and improvement?
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Robert D. Cozzone
Treasurer & Senior Vice President, Independent Bank Corp. (Massachusetts)

I think, we'll continue to compress in the remainder of this year, but it should be fairly limited. As you know, a high proportion of our loans are tied to the shorter end, however, our investment portfolio, our fixed commercial real estate portfolio, and our residential real estate portfolio will benefit from this increase in the middle part of the curve.
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David W. Darst
Analyst, Guggenheim Securities LLC

Okay. What percentage of loans are tied to the short end of the curve?
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Robert D. Cozzone
Treasurer & Senior Vice President, Independent Bank Corp. (Massachusetts)

It might take me a minute to get that, David.
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David W. Darst
Analyst, Guggenheim Securities LLC

Sure.
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Robert D. Cozzone
Treasurer & Senior Vice President, Independent Bank Corp. (Massachusetts)

Do you have another question you're going to ask?
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David W. Darst
Analyst, Guggenheim Securities LLC

I think that's it. I think I've covered everything.
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

So we...
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Robert D. Cozzone
Treasurer & Senior Vice President, Independent Bank Corp. (Massachusetts)

I might have to get back to you on that, David.
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

We'll continue to look for it as we try answering some other questions. We may answer that later in the call or may get back to you.
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Operator: Right. Thank you very much. Your next question comes from Collyn Gilbert with KBW.
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Collyn B. Gilbert
Analyst, Keefe, Bruyette & Woods, Inc.

Thanks. Good morning, gentlemen.
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

Good morning.
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Collyn B. Gilbert
Analyst, Keefe, Bruyette & Woods, Inc.

First question, I guess, Rob, maybe you could address it. It's just the jump in cash this quarter. So what facilitated that and what you anticipate the uses of that cash to be maybe in the next quarter? And I guess my thought would be that that would be a positive impact to the NIM going forward, but perhaps not. So if you could just give a little bit more color around that?
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Robert D. Cozzone
Treasurer & Senior Vice President, Independent Bank Corp. (Massachusetts)

No, Collyn there should be a positive impact to the NIM. However, a large portion of that increase in cash comes from our municipal business, where we get influx of those deposits at the end of the quarter. So some of that will not be maintained, but certainly a portion of it will and a portion of it we will likely deploy into investments.
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Collyn B. Gilbert
Analyst, Keefe, Bruyette & Woods, Inc.

Okay. Okay. Okay. And then what percent of your sort of investment and trust revenues are tied to market values?
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

On our Investment Management business?
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Collyn B. Gilbert
Analyst, Keefe, Bruyette & Woods, Inc.

Yes. Yes.
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

I would say - I mean the vast majority of the revenues in our Investment Management Group are a function of the fees associated with the level of assets in our customer accounts. I mean we do have some tax prep fees, especially in the second quarter, and a few other fees. With that said, looking at the - let me get the details right here, oh I think, - so yeah, vast majority. So if we were to - if the market were to jump 25%, you'd see a material increase in our revenue, and likewise to downside.
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Collyn B. Gilbert
Analyst, Keefe, Bruyette & Woods, Inc.

Okay. Is there a bit of a lag in terms of when those...?
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

Those fees are charged on a monthly - I believe it's a monthly basis to the account based on the asset levels at the end of the month. So it would be pretty - there would not be a lag.
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Collyn B. Gilbert
Analyst, Keefe, Bruyette & Woods, Inc.

Pretty immediate. Okay. Got it.
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

Pretty immediate.
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Collyn B. Gilbert
Analyst, Keefe, Bruyette & Woods, Inc.

Okay. Got it. That's helpful. Okay. And then you may - I don't know if you guys addressed it and I apologize, the drop in compensation expense this quarter, what was driving that?
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

That's due to the -
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Collyn B. Gilbert
Analyst, Keefe, Bruyette & Woods, Inc.

Just a seasonal change in payroll, okay.
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

- payroll tax associated with the incentive payouts in the first quarter.
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Robert D. Cozzone
Treasurer & Senior Vice President, Independent Bank Corp. (Massachusetts)

It's also a shift. We outsourced our mortgage operations, so we had a decline there as well.
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Collyn B. Gilbert
Analyst, Keefe, Bruyette & Woods, Inc.

Okay. Okay, that's helpful. And Rob, I know you said that for competitive purposes, you generally don't offer what the pricing you're seeing on your loan segments is. But what is, of all your lending buckets, where are you seeing the best pricing and what's giving kind of the best yield at this point?
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Robert D. Cozzone
Treasurer & Senior Vice President, Independent Bank Corp. (Massachusetts)

Yeah, it's funny and you probably wouldn't expect it, but it's actually on the larger deals, where the larger institutions are adhering to some pricing discipline. Now it's really the deals that are $5 million and less where the small banks compete, where we're seeing irrational pricing. But as you go upmarket, the larger banks seem to be pricing off of market rates, and so we're seeing better pricing there.
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Collyn B. Gilbert
Analyst, Keefe, Bruyette & Woods, Inc.

Interesting. Okay. All right, that was all I had. Thanks, guys.
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

Thanks.
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Robert D. Cozzone
Treasurer & Senior Vice President, Independent Bank Corp. (Massachusetts)

Just to get back to David Darst's question regarding short floating assets. We have approximately $1.8 billion of our loan portfolio primarily made up of commercial loans and home equity lines that are tied to either LIBOR or Prime.
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

That was $1.8 billion.
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Robert D. Cozzone
Treasurer & Senior Vice President, Independent Bank Corp. (Massachusetts)

Correct.
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

$1.8 billion. Right. Okay, Chad, are there any more questions?
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Operator: Yes. [Operator Instructions] Our next question comes from Bernard Horn with Polaris Capital. Please go ahead.
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Bernard R. Horn
Founder, President & Portfolio Manager, Polaris Capital Management LLC

Hi, good morning, just a quick question again on loan growth. So I know in response to Mark's question, it looks like the pipeline is reasonably flat. And then I think in Matt's question, you talk about commercial being somewhat competitive from the small banks but probably not seeing a lot of reductions. So I think that in terms of the guidance going forward being a little bit lower, it looks like the residential loan portfolio is where you're seeing most of the prepayments coming through. And I'm wondering if you can just give us some sense for the - like the term structure or the yield structure of your in house portfolio. Is it consisting of a lot of variable rate, fixed rate and kind of what sort of exposure do you have to a lot more prepayments?

Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

Yeah, I guess Rob can answer that but, Bernie, I wanted - the pipeline is actually quite strong in commercial, relatively speaking. I think you characterized it as flat.
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Bernard R. Horn
Founder, President & Portfolio Manager, Polaris Capital Management LLC

Well, I thought it was flat quarter-to-quarter.
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

No, that's actually up 60% or so.
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Bernard R. Horn
Founder, President & Portfolio Manager, Polaris Capital Management LLC

Oh, sorry, okay.
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Robert D. Cozzone
Treasurer & Senior Vice President, Independent Bank Corp. (Massachusetts)

The commercial pipeline - the residential pipeline is flat quarter-over-quarter.
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Bernard R. Horn
Founder, President & Portfolio Manager, Polaris Capital Management LLC

So $260 million and $70 million respectively I think it was.
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

That's right.
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Robert D. Cozzone
Treasurer & Senior Vice President, Independent Bank Corp. (Massachusetts)

That's right. Yeah. Residential - commercial was about $180 million last quarter, so up meaningfully.
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Bernard R. Horn
Founder, President & Portfolio Manager, Polaris Capital Management LLC

Yeah, so I guess that would - so my sense would be that maybe you're - either you're being modest or that there's a lot of prepayment exposure on the residential in order for your guidance to be 1% to 2% loan growth?
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Robert D. Cozzone
Treasurer & Senior Vice President, Independent Bank Corp. (Massachusetts)

Yeah. Actually - it's actually not the case that we expect the prepayments in the residential portfolio to continue to increase, it's in the commercial portfolio.
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Bernard R. Horn
Founder, President & Portfolio Manager, Polaris Capital Management LLC

Okay.
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Robert D. Cozzone
Treasurer & Senior Vice President, Independent Bank Corp. (Massachusetts)

We're seeing stiff competition as it relates to commercial credits. And again, it's especially from the smaller institutions. And last year, we looked at about $1.9 billion in credits in commercial and we closed about $900 million year-to-date. We've looked at I think almost $1 billion and have only closed about $300 million. So our pull-through on commercial has declined, and we're also seeing both payoffs and paydowns. Some of the paydowns are lines that are remaining open, but it's companies that have excess cash and are choosing to use that cash to pay down their lines of credit.
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Bernard R. Horn
Founder, President & Portfolio Manager, Polaris Capital Management LLC

Okay. But are you seeing - so the - even though the pipeline is up strongly, then it sounds like you're still expecting to be - to see a fair amount of essentially offsetting payoffs and paydowns for total loans to be up 1% to
2% for the second half, if I'm getting that right?
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Robert D. Cozzone
Treasurer & Senior Vice President, Independent Bank Corp. (Massachusetts)

That's correct.
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Bernard R. Horn
Founder, President & Portfolio Manager, Polaris Capital Management LLC

Okay.
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

One of the advantages we have with such a substantial commercial relationship of bankers out in the field is that we're able to look at a lot of deals, and we have a lot of looks. And we're able to then work and pick the deals that fit our pricing expectations and let the rest go to the folks who don't have the pricing discipline we have right now.

We expect that the smaller banks, over time, are going to catch up. I mean this is not a permanent phenomenon. The rates are sort of - so they're locking it up and they don't have the sort of sophistication I think that the bigger banks do like us. So hopefully, we're not looking at this too long.
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Bernard R. Horn
Founder, President & Portfolio Manager, Polaris Capital Management LLC

Right. And then just on capital with the new guidance from FDIC and so forth, are you - obviously, you've got some balance sheet growth through the acquisitions, any other thoughts on capital or where that's going, or how you might deploy that going forward?
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Robert D. Cozzone
Treasurer & Senior Vice President, Independent Bank Corp. (Massachusetts)

Yeah, it's all positive news for us. As you know, being under $15 billion, the area that we were concerned about is the trust preferred, that being eliminated over time, the comprehensive income on the mark-to-market, on the available for sale and the cash flow hedges having to flow through regulatory capital. We have the opportunity to opt out of that. And risk-weighting of residential loans was positive as well. So we're feeling even more comfortable than we already did about our capital position and don't have any plans at the moment to change anything structurally.
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Bernard R. Horn
Founder, President & Portfolio Manager, Polaris Capital Management LLC

Okay. So with 9-plus percent leverage ratio, you should either be able to do stock buyback, which I'm not saying you should do, I'm just asking, but that or the trade-off between just continuing to grow the balance sheet through M&A or - because loan growth doesn't sound like it's going to be able to grow the balance sheet enough to drop the capital ratio.
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Robert D. Cozzone
Treasurer & Senior Vice President, Independent Bank Corp. (Massachusetts)

Yeah. Certainly, we prefer the latter, continue to grow.
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Bernard R. Horn
Founder, President & Portfolio Manager, Polaris Capital Management LLC

Okay. That's very helpful. Thanks very much.
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

Thank you, Bernie.
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Operator: There appears to be no further questions at this time. So I'd like to turn the conference back over to management for any closing remarks.
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Christopher Oddleifson
President, Chief Executive Officer & Director, Independent Bank Corp. (Massachusetts)

Thank you, Chad, and thank you everybody for joining us this quarter. We look forward to giving you another update in three months. Have a good summer and bye.
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Operator: Thank you very much. The conference is now concluded. Thank you for attending. You may now disconnect.